Exhibit 32.1

CERTIFICATION

OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of LECG Corporation hereby certify that the Quarterly Report on Form 10-Q of LECG Corporation for the fiscal quarter ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of LECG Corporation.

/s/ MICHAEL J. JEFFERY	/s/ STEVEN R. FIFE
Michael J. Jeffery	Steven R. Fife
Chief Executive Officer	Chief Financial Officer
November 6, 2009	November 6, 2009